SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                 Date of Report:    January 31, 1995
                  (Date of earliest event reported)




                     THE MANITOWOC COMPANY, INC.
        (Exact name of registrant as specified in its charter)




    Wisconsin            1-11978          39-0448110
- -----------------    --------------    -----------------
 (State or other       (Commission       (IRS Employer
 jurisdiction of      File Number)      Identification
 incorporation)                             Number)





700 East Magnolia Avenue, Suite B, Manitowoc, WI       54220
- ----------------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code (414-684-4410)



Item 4.   Change in Registrant's Certifying Accountant
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On January 31, 1995, The Manitowoc Company, Inc. (the ``Registrant'')
engaged the accounting firm of Coopers & Lybrand L.L.P. as the independent auditors to audit the Registrant's financial statements for the fiscal year ended December 31, 1995, replacing the firm of Arthur Andersen LLP, the principal independent public auditors for the Registrant's most recent consolidated financial statements, which was dismissed by the Registrant on January 31, 1995. The change in auditors was recommended by the Audit Committee and approved by the Board of Directors.

In connection with the audits of the Registrant's two fiscal years ended July 2, 1994 and July 3, 1993, and the subsequent interim period preceding the engagement of Coopers & Lybrand L.L.P., there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused that firm to make reference to the subject matter of the disagreement in connection with its report.

Arthur Andersen LLP's report on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant has provided Arthur Andersen LLP with a copy of the disclosures contained herein and requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission (``SEC'') stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of Arthur Andersen LLP's letter to the SEC, dated February 6, 1995, is filed as Exhibit 16 to this Form 8-K.


Item 7.   Financial Statements and Exhibits
- -----------------------------------------------------

          (c)  Exhibits.

               See Exhibit Index following the Signatures on this Report, which is incorporated herein by reference.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE:     February 3, 1995          THE MANITOWOC COMPANY, INC.
                                     (Registrant)


                                    /s/  Robert R. Friedl
                                   -------------------------------------
                                    Chief Financial Officer







                     THE MANITOWOC COMPANY, INC.

                            EXHIBIT INDEX

                                  TO

                       FORM 8-K CURRENT REPORT

                        Dated January 31, 1995


 Exhibit                                                  Filed
   No.               Description                         Herewith
- ----------        ----------------                     -------------


     16          Letter of Arthur Andersen LLP              X
                 to the SEC